UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2005
CONSUMER DIRECT OF AMERICA

(Exact name of Registrant as Specified in its Charter)

NEVADA	000-32745	88-0471353

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6330 SO. SANDHILL ROAD
LAS VEGAS, NV 89120
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 702-547-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
      On July 29, 2005, Consumer Direct of America, a Nevada corporation (the “Company”), entered into a common stock purchase agreement with an accredited investor in a private placement (the “Private Placement”) exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Private Placement, the Company sold (i) 4,166,667 shares at the purchase price of six cents ($.06) for $250,000 (a 30% discount on the closing bid price for the prior trading day), which sale closed on July 29, 2005; and (ii) 11,989,796 shares at the price of four and nine-tenths cents ($.049) for $587,500 (a 30% discount on the closing bid price for the prior trading day), which sale closed on August 5, 2005. Pursuant to the Private Placement, the accredited investor has the option, exercisable until August 28, 2005, to purchase an additional $662,500 dollar amount of shares of common stock at the per share price of the lower of (i) $.06 and (ii) 30% below the closing price of the shares on the OTC bulletin board on the trading day prior to purchase. The Company intends to use the net proceeds of the Private Placement primarily for funding working capital, acquisitions and the spin-off of its subsidiary, Consumer Direct Lending. A copy of the common stock purchase agreement is attached hereto as Exhibit                     .
      The shares of common stock offered and sold in the Private Placement have not been registered under the Securities Act and were sold in reliance upon the exemption for the securities registration afforded by Regulation D of the Securities Act. The Investors represented to the Company that it is an “Accredited Investor,” as defined in Rule 501 of Regulation D, under the Securities Act. In connection with the Private Placement, the Company entered into a registration rights agreement with the investor, pursuant to which the Company agreed to promptly file a registration statement covering resales from time-to-time by the investor of the shares of Common Stock purchased in the Private Placement. A copy of the registration rights agreement is attached hereto as Exhibit                      and incorporated herein by reference.
SECTION 3 — SECURITIES AND TRADING MARKETS
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
      The disclosure under Item 1.01 of this current report is also responsive to this Item 3.02 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

EXHIBITS
A	Common Purchase Agreement

B	Registration Rights Agreement by and between Consumer Direct of America and Crusader Capital Partners II, LLC, July 29, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
CONSUMER DIRECT OF AMERICA.
a Nevada corporation

By:	/s/ Wayne K. Bailey
Wayne K. Bailey
Chief Financial Officer (Principal Financial and Accounting Officer)
Date: August 17, 2005